UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2022

Patterson-UTI Energy, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-39270	75-2504748
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10713 W. Sam Houston Pkwy N, Suite 800, Houston, Texas		77064
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 281-765-7100

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 Par Value	PTEN	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On April 1, 2022, Patterson-UTI Energy, Inc. (the "Company") filed a current report on Form 8-K (the “Initial Report”) disclosing under Item 5.02 that Ms. Julie J. Robertson and Mr. Cesar Jaime had been appointed to the Board of Directors. Committee assignments for Ms. Robertson and Mr. Jaime had not been determined as of the filing of the Initial Report. Pursuant to Instruction 2 to Item 5.02 of Form 8-K, the Company is including this Item 5.02 to disclose that, on June 2, 2022, the Board of Directors appointed Ms. Robertson to serve on the Audit Committee and the Nominating and Corporate Governance Committee of the Board of Directors and appointed Mr. Jaime to serve on the Compensation Committee and the Sustainability Committee of the Board of Directors.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of the Company was held on June 2, 2022. Of the 215,288,948 shares of the Company’s Common Stock outstanding and entitled to vote at the meeting, 195,916,486 were present either in person or by proxy.

The following describes the matters considered by the Company’s stockholders at the Annual Meeting, as well as the votes cast at the meeting:

1.
To elect eight directors to the Company’s Board of Directors to serve until the next annual meeting of the stockholders or until their respective successors are elected and qualified.

Nominee	Votes For	Votes Withheld	Broker Non-votes
Tiffany (TJ) Thom Cepak	160,389,612	25,421,769	10,105,105
Michael W. Conlon	173,946,714	11,864,667	10,105,105
William A. Hendricks, Jr.	176,505,330	9,306,051	10,105,105
Curtis W. Huff	168,860,134	16,951,247	10,105,105
Terry H. Hunt	168,467,356	17,344,025	10,105,105
Cesar Jaime	185,600,882	210,499	10,105,105
Janeen S. Judah	175,419,102	10,392,279	10,105,105
Julie J. Robertson	184,348,880	1,462,501	10,105,105

2.
To ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

Votes For	Votes Against	Abstentions	Broker Non-votes
187,904,267	7,714,296	297,923	0

3.
To cast a vote to approve, on an advisory basis, the Company’s compensation of its named executive officers as set forth in the proxy statement for the Annual Meeting.

Votes For	Votes Against	Abstentions	Broker Non-votes
180,492,082	5,026,123	293,176	10,105,105

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Patterson-UTI Energy, Inc.

June 3, 2022	By:	/s/ C. Andrew Smith
Name: C. Andrew Smith
Title: Executive Vice President and Chief Financial Officer